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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



    We consent to the use of our report dated June 24, 1997, on our audit of the financial statements of Sun Valley Ford, included in this Form S-1, into Lithia Motors, Inc.'s previously filed Registration Statement File Nos. 333-21673, 333-45553 and 333-43593 on Form S-8 and to the reference to our firm under the heading "Experts" in this Prospectus.



                                          /s/ MOSS ADAMS LLP



Santa Rosa, California



April 13, 1998